ADDENDUM TO

LEASE AGREEMENT

This form approved by the Minnesota Association of

REALTORS, which disclaims any liability

arising out of use or misuse of this form.

1. Date August 22, 2007

2. Page 1

3.   Addendum to Lease Agreement between parties dated March 21, 2007 pertaining to the purchase

4.   and sale of the property at 2526 Northland Drive

5.   Mendota Heights, MN

6.   Landlord hereby agrees to Lease the 2526 Northland Drive from August 23rd through

7.   November 30, 2007 for a Gross Payment of $5500.00 to be paid in 3 equal installments as

8.   Additional Rent in accordance with the Terms and Conditions of the Lease.

9.   First Payment shall be Due and Payable on September 1st, 2007.

10. Tenant agrees to move to an adjacent bay should the Landlord sign a Lease with a Tenant

11. for the space provided by this amendment. Tenant agrees to return the space in the same

12. condition “Broom Swept” upon vacate date.

By /s/ Larry Hopfenspriger	/s/ Eugene Pfeifer
Larry Hopfenspriger	Commercial E-Waste Management, Inc.